Osterweis Strategic Income Fund

Supplement dated February 6, 2017 to the
 Summary Prospectus dated June 30, 2016, as supplemented

Effective February 6, 2017, Craig L. Manchuck will serve as an Assistant Portfolio Manager for the  above-mentioned fund. Mr. Manchuck will be replacing Simon Lee, Assistant Portfolio Manager.  Simon Lee will be retiring from Osterweis Capital Management effective May 15, 2017, but will remain as an Assistant Portfolio Manager until that time.  All references to Mr. Lee in the Summary Prospectus will then be removed.

The following disclosure is added under the heading “Portfolio Managers” on page 3:

Craig L. Manchuck – Assistant Portfolio Manager of the Fund since 2017

Please retain this Supplement with the Summary Prospectus.